September 14, 2006



VIA EDGAR
---------

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:      The Phoenix Edge Series Fund
         File numbers: 811-04642, 033-05033

To the Securities and Exchange Commission Staff:

         On behalf of The Phoenix Edge Series Fund (the "Fund"), transmitted herewith for filing with the Securities and Exchange Commission (the "SEC") is a Preliminary Information Statement regarding a subadvisor change from Engemann Asset Management to Harris Investment Management, Inc. for the Phoenix Capital Growth Series, a series of the Fund. No fees are required.

         The Fund acknowledges that: (1) the Fund is responsible for the adequacy and accuracy of the disclosure in the filings; (2) staff comments from the SEC and changes to disclosure in response to SEC staff comments in the filings reviewed by the SEC staff do not foreclose the SEC from taking any action with respect to the filing; and (3) the Fund may not assert staff comments as a defense in any proceeding initiated by the SEC or any person under the federal securities laws of the United States.

         It is our intent to send definitive copies of such Information Statement to shareholders on or about September ___, 2006. If you have any questions or comments concerning such Preliminary Information Statement, please call the undersigned at (860) 403-6625.

                                   Sincerely,

                                   /s/ Kathleen A. McGah
                                   Kathleen A. McGah

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                            SCHEDULE 14C INFORMATION

      Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:

[X]   Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]   Definitive Information Statement

                          The Phoenix Edge Series Fund
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

         (1) Title of each class of securities to which transaction applies:

             ___________________________________________________________________


         (2) Aggregate number of securities to which transaction applies:

             ___________________________________________________________________


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and how it was determined):

             ___________________________________________________________________


         (4) Proposed maximum aggregate value of transaction:

             ___________________________________________________________________

         (5) Total fee paid:


     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             ___________________________________________________________________


         (2) Form, Schedule or Registration Statement No.:

             ___________________________________________________________________


         (3) Filing Party:

             ___________________________________________________________________


         (4) Date Filed:

             ___________________________________________________________________

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                            September ____, 2006

Dear Policy or Contract Owner:

         At the close of business June 23, 2006, Engemann Asset Management ("EAM") was terminated as the subadvisor for the Phoenix Capital Growth Series (f/k/a Phoenix-Engemann Capital Growth Series ("Capital Growth Series")), a series of The Phoenix Edge Series Fund (the "Fund"). Also on June 23, 2006, Phoenix Investment Counsel, Inc. ("PIC") entered into a subadvisory agreement with Harris Investment Management, Inc. ("HIM") and assumed subadvisory responsibility for Capital Growth Series.

         Phoenix Variable Advisors, Inc. ("PVA") and PIC are indirect wholly owned subsidiaries of The Phoenix Companies, Inc. ("PNX"), their ultimate parent. PVA, and its affiliates including PIC, and the Fund, have received an exemptive order from the Securities and Exchange Commission ("SEC") that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as PIC), with the approval of such fund's trustees, to hire, terminate and replace subadvisors without shareholder approval, including without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. In its capacity as investment advisor, PIC has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement.

         Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts, was invested in shares of the Capital Growth Series. As a condition of the Order, PIC and the Fund must provide you with the enclosed Information Statement to update you as to the subadvisory change.

         If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.

                                                   Sincerely,


                                                   /s/ Philip K. Polkinghorn
                                                   Philip K. Polkinghorn
                                                   President

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

         The Phoenix Edge Series Fund ("Fund") serves as an investment option for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable") and Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Fund. Some or the entire variable portion of your Contract, issued by Phoenix, is invested in shares of the Fund.

         The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund had 26 separate investment series, including the Phoenix Capital Growth Series ("Capital Growth Series"), as of August 1, 2006. Phoenix Investment Counsel, Inc. ("PIC"), acts as the investment advisor to the Capital Growth Series.

         On June 23, 2006, PIC entered into a subadvisory agreement with Harris Investment Management, Inc. ("HIM") as the new subadvisor for Capital Growth Series, replacing Engemann Asset Management ("EAM") as subadvisor. HIM's principal place of business is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60603. PIC's principal place of business is located at 56 Prospect Street, Hartford, CT 06115. EAM's principal place of business is located at 600 North Rosemead Boulevard, Pasadena, California 91107-2101.

         Phoenix Variable Advisors, Inc. ("PVA") and PIC are indirect wholly owned subsidiaries of The Phoenix Companies, Inc. ("PNX"). PVA, and its affiliates including PIC, and the Fund, have received an exemptive order from the Securities and Exchange Commission ("SEC") that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as PIC), with the approval of such fund's trustees, to hire, terminate and replace subadvisors without shareholder approval, including without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. In its capacity as investment advisor, PIC has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement. As a condition of the Order, the Fund and PIC, an affiliate of PVA, must provide you with this Information Statement to update you as to this subadvisory change. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about September ____, 2006.

         WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         At a regular meeting of the Fund's board of trustees (the "Board") held May 15-16, 2006, Management of the Fund ("Management") proposed to: (1) terminate the subadvisory agreement with EAM, and (2) appoint HIM as the new subadvisor for the current Capital Growth Series and approve a new subadvisory agreement between PIC and HIM. The foregoing transaction was approved by all members of the Board, including a majority of the trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund ("Disinterested Trustees").

                                 THE TRANSACTION
                                 ---------------

         The transaction has several steps:

         At the close of business June 23, 2006:

         o The subadvisory agreement with EAM was terminated on behalf of Capital Growth Series (the "Old Subadvisory Agreement"); and

         o PIC entered into a new subadvisory agreement with HIM on behalf of Capital Growth Series (the "New Subadvisory Agreement").

         A copy of the New Subadvisory Agreement is attached as Exhibit A.

         PVA, and its affiliates including PIC, and the Fund, have received an exemptive order from the SEC that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as PIC), with the approval of such fund's trustees, to hire, terminate and replace subadvisors without shareholder approval, including without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. In its capacity as investment advisor, PIC has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement. Contractholders and policyowners who have directed the allocation of their investment to a subaccount corresponding to the Capital Growth Series have received this Information Statement, and may elect to transfer their investment into any other subaccount available through their Contracts without any restrictions on the transfer.

                          THE OLD SUBADVISORY AGREEMENT
                          -----------------------------

         PIC and EAM entered into the Old Subadvisory Agreement February 4, 1999 on behalf of Capital Growth Series. The Old Subadvisory Agreement was subsequently amended by a First Amendment dated November 12, 2002 relating to the solicitation of proxies. The Old Subadvisory Agreement provided for monthly subadvisory fees payable to EAM at the annual rate of 0.10% of the average daily net assets up to $3 billion and 0.30% of such value in excess of $3 billion. The subadvisor was paid directly by PIC from its advisory fee. The old subadvisory fee paid by PIC to EAM as of December 31, 2005 was $______and the old subadvisory fee paid by PIC to EAM from January 1, 2006 until June 25, 2006 was $_____. The old advisory fee paid to PIC by the Fund was at an annual rate of 0.70% of the average of the aggregate daily net assets of Capital Growth Series up to the first $250 million; 0.065% of such value between $251 million to $500 million; and 0.60% of such value in excess of $500 million. For the Capital

Growth Series' fiscal year ended December 31, 2005, the old advisory fee paid to PIC by the Fund was $_____ and the old advisory fees paid from January 1, 2006 to June 25, 2006 was $_____.

ADDITIONAL INFORMATION ON THE OLD SUBADVISORY AGREEMENT

         Under the Old Subadvisory Agreement, EAM provided investment subadvisory services to Capital Growth Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that Capital Growth Series may have owned or contemplated acquiring from time to time. All services under the Old Subadvisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of Capital Growth Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         EAM had the exclusive authority to manage the investment and reinvestment of the assets of Capital Growth Series, subject to the discretion and control of PIC and the Board. EAM provided an investment program for Capital Growth Series consistent with Capital Growth Series investment objectives based upon the development, review and adjustment of the investment policies approved from time to time by the Board and PIC in consultation with EAM. EAM agreed to use its best professional judgment to make investment decisions and provide related services for Capital Growth Series in accordance with the terms of the former subadvisory agreement.

         Unless instructed otherwise by PIC, EAM placed all orders for the purchase and sale of investments for Capital Growth Series with brokers or dealers selected by EAM. EAM used its best efforts to obtain the best execution of transactions at prices that were advantageous to Capital Growth Series and at commission rates that were reasonable in relation to the benefits received. EAM may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to a series or other accounts serviced by EAM. EAM may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if EAM had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for Capital Growth Series and other accounts over which EAM exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Capital Growth Series commissions were necessarily used by EAM in managing Capital Growth Series, but may have been allocated among other accounts.

         The Old Subadvisory Agreement between PIC and EAM remained in full force and effect only so long as its continuance had been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c). The Old Subadvisory Agreement may be terminated by either party, without penalty, immediately upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party. The Old Subadvisory Agreement was last considered and renewed by the

Board during its regular meeting on November 13, 2005. Notice was given to EAM of its termination as Subadvisor as of the close of business June 23, 2006.

                          THE NEW SUBADVISORY AGREEMENT
                          -----------------------------

         PIC, on behalf of Capital Growth Series, entered into a New Subadvisory Agreement with HIM. The New Subadvisory Agreement is dated June 23, 2006. Except as to the effective date, the material terms of the New Subadvisory Agreement are substantially similar to those of the Old Subadvisory Agreement. There is no increase in the investment subadvisory fees paid by PIC on behalf of the Capital Growth Series as a result of the New Subadvisory Agreement.

         The New Subadvisory Agreement provides for monthly subadvisory fees payable to HIM at the annual rate of 0.10% of the average daily net assets up to $3 billion and 0.30% of such value in excess of $3 billion. The fee under the New Subadvisory Agreement is the same as the fee charged by EAM under the Old Subadvisory Agreement. The subadvisor is paid directly by PIC from its advisory fee. The subadvisory fee paid by PIC to HIM from June 26, 2006 to July 31, 2006 was $____. The advisory fee paid to PIC by the Fund is at an annual rate of 0.70% of the average of the aggregate daily net assets of Capital Growth Series up to the first $250 million; 0.065% of such value between $251 million to $500 million; and 0.60% of such value in excess of $500 million. The advisory fee paid by PIC from June 26, 2006 to July 31, 2006 was $_____.

ADDITIONAL INFORMATION ON THE NEW SUBADVISORY AGREEMENT

         The New Subadvisory Agreement for Capital Growth furnishes portfolio management services to Capital Growth Series. HIM will provide investment subadvisory services to Capital Growth Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that Capital Growth Series may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreement must be provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of Capital Growth Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         HIM will have the exclusive authority to manage the investment and reinvestment of the assets of Capital Growth Series, subject to the discretion and control of PIC and the Board. HIM will provide an investment program for Capital Growth Series consistent with Capital Growth Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PIC in consultation with HIM. HIM has agreed to use its best professional judgment to make investment decisions and provide related services for Capital Growth Series in accordance with the terms of the New Subadvisory Agreement for Capital Growth Series.

         This New Subadvisory Agreement will remain in full force and effect until a sixty (60) days' written notice of termination is given to either party, and thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

         Unless instructed otherwise by PIC, HIM will place all orders for the purchase and sale of investments for Capital Growth Series with brokers or dealers selected by HIM. HIM will use its best efforts to obtain the best execution of transactions at prices that are advantageous to Capital Growth Series and at commission rates that are reasonable in relation to the benefits received. HIM may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a series or other accounts serviced by HIM. HIM may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if HIM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for Capital Growth Series and other accounts over which HIM exercises investment discretion. Not all services or products provided by brokers or dealers that are generated with Capital Growth Series commissions will necessarily be used by HIM in managing Capital Growth Series, but may be allocated among other accounts.

                             BOARD'S CONSIDERATIONS
                             ----------------------

         At a regular meeting held on May 15-16, 2006, the Board, including a majority of the Disinterested Trustees, approved the termination of the subadvisory agreement with EAM as the investment subadvisor, approved the appointment of HIM as subadvisor and approved the subadvisory agreement between PIC and HIM.

         In connection with the consideration of PIC's proposal to appoint HIM as subadvisor to Capital Growth Series, the Board received in advance of the meeting, certain information in the form of an extensive questionnaire completed by HIM concerning a number of issues including its investment philosophy, resources, operations and compliance structure. The Board had further benefit of a presentation made by HIM's senior management personnel where a number of issues, including HIM's history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, and the firm's overall performance, were reviewed and discussed.

         In addition, the Trustees also considered the overall nature, extent, and quality of the services to be provided by the subadvisor, whether the cost to PIC of these services would be reasonable, and the economic viability of HIM. The Board concluded that the nature, extent and quality of the overall services that are provided by HIM to Capital Growth Series and its shareholders were reasonable.

         Because the overall investment advisory fee would not be changing and the subadvisory fee would be paid by PIC (not the Capital Growth Series), the Board did not rely upon comparisons of the services rendered and the amounts to be paid under the New Subadvisory Agreement with other agreements of other similar funds or other types of accounts. For the same reason, the Board also did not consider HIM's profitability with regard to Capital Growth Series or economics of scale during its deliberations.

         After considering all the information presented, based on the qualifications of HIM's personnel, and the performance of assets managed by the subadvisor in a similar manner as Capital Growth Series would be managed, the Board concluded that the nature, quality and cost of services to be provided to Capital Growth Series by the subadvisor were reasonable and fair, and in the best interest of Capital Growth Series and their shareholders and approved the proposal.

                               THE EXEMPTIVE ORDER
                               -------------------

         The Fund and PVA filed an application on September 26, 2001, and an amendment to the application on July 9, 2002, requesting an order under Section 6(c) of the 1940 Act granting an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. The Order would permit the Fund and PVA to enter into and materially amend subadvisory agreements without shareholder approval.

         On July 10, 2002, a notice of the filing of the application was issued (Investment Company Act Release No. 25655). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. No request for a hearing had been filed, and the SEC did not order a hearing.

         The SEC considered the matter and found, on the basis of the information set forth in the application, as amended, that granting the requested exemption was appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act. Therefore, pursuant to the Investment Company Act Release No. 25693 received from the SEC, PVA, and its affiliates including PIC, and the Fund, have received an exemptive order from the SEC that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as PIC), with the approval of such fund's trustees, to hire, terminate and replace subadvisors without shareholder approval, including without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. In its capacity as investment advisor, PIC has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement.

                     DISCLOSURE REGARDING VOTING SECURITIES
                     --------------------------------------

         The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund variable accumulation annuity Contracts or variable life insurance policies issued by PLIC, PHL Variable and PLAC and their separate accounts. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) corresponding to a series. The subaccounts, in turn, invest in shares of the Fund. Not all series may be offered through a particular Contract. No one person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) owns beneficially of record 5% or more of the outstanding shares of the Fund. Outstanding shares of beneficial interest of the Fund beneficially owned under a Contract or policy by the Trustees or the executive officers of the Fund, as a group, is less than 1%.

                             ADDITIONAL INFORMATION
                             ----------------------

         HIM, the Fund's investment subadvisor, located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60603, had approximately $17.7 billion in assets under management as of June 30, 2006. HIM is a wholly owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc., in turn, is a wholly owned subsidiary of Harris Financial Corp., which is a wholly owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution. None of the directors and officers of HIM is a Trustee or officer of the Fund. There are no Fund Trustees in any material transactions, direct or indirectly, to which the subadvisor to the Fund was or is a party to the transaction. There are no financial conditions of the subadvisor that are reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Fund under the New Subadvisory Agreement.

         The portfolio managers for the Capital Growth Series are T. Andrew Janes, Daniel L. Sido, and Mark Wimer.

         T. Andrew Janes, JD, CFA, Partner and Portfolio Manager. Mr. Janes was appointed portfolio manager of the Capital Growth Series in June 2006. Mr. Janes joined HIM in 1999 and has served as portfolio manager for equity accounts, including mutual funds, since that time. He has a total of 20 years of portfolio management, investment research and trust administration experience.

         Daniel L. Sido, Senior Partner and Portfolio Manager. Mr. Sido was appointed portfolio manager of the Capital Growth Series in June 2006. Mr. Sido joined HIM in 1994 and has served as portfolio manager for equity accounts, including mutual funds, since that time. He has a total of more than 20 years of portfolio management and investment research experience.

         Mark Wimer, CFA, Principal and Portfolio Manager. Mr. Wimer was appointed portfolio manager of the Capital Growth Series in June 2006. Mr. Wimer joined HIM in 2006 as an equity portfolio manager. In the five years prior to his joining HIM, Mr. Wimer was director of Quantitative Research at an investment management firm and also worked in investment model development, consulting, sales and marketing and risk analysis for a full service financial services firm. He has 11 years of total investment management experience.

         Listed below are the names of officers and directors of HIM. None are directors or officers of the Fund.

         Name                           Position                      Position
         ----                        with Subadvisor                  with Fund
                                     ---------------                  ---------

William O. Leszinske              Director, President,                   None
                                  Chief Investment Officer

Donald G. M. Coxe                 Director, Chairman                     None

Randall J. Johnson                Treasurer, Chief Financial             None
                                  Officer

Brian W. Meikel                   Chief Compliance Officer               None

Timothy R. Kane                   Secretary                              None

William A. Downe                  Director                               None

Barry M. Cooper                   Director                               None

Gilles G. Ouellette               Director                               None

Atul Tiwari                       Director                               None


         HIM, the investment subadvisor, seeks growth through disciplined, diversified investment in stocks of high-quality companies that the subadvisor believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadvisor manages the series' portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadvisor focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

         HIM acts as an investment advisor to other institutional investors having similar stock objectives as Capital Growth Series. The investment objective for Capital Growth Series is intermediate and long-term capital appreciation, with income as a secondary consideration.

         The following table identifies and states the size of such other mutual fund series and the rates of HIM's compensation. HIM has not agreed to waive, reduce, or otherwise agreed to reduce its compensation under applicable contracts.

         Unaffiliated funds having similar investment objectives as Capital Growth Series:

        Name of Fund               Size of Fund                   Rates
        ------------               ------------                   -----
                                                          (as of June 23, 2006)

    BMO U.S. Growth Fund           $86 million            0.35% 1st $10 million
                                                             0.25% thereafter

BMO Asset Allocation/Growth        $43 million                    0.25%

         PIC is a wholly owned subsidiary of Phoenix Equity Planning Corporation ("PEPCO"), which serves as financial agent to the Fund. PEPCO is located at One American Row, Hartford, Connecticut 06103. PEPCO, in turn, is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is located at 56 Prospect Street, Hartford, Connecticut 06115. PXP is a wholly owned subsidiary of Phoenix Investment Management Company ("PIMC"). PIMC is located at One American Row, Hartford, Connecticut 06102, which in turn is wholly owned by PNX. PNX is located at One American Row, Hartford, Connecticut 06102. The Fund does not have an underwriter.

                            HOUSEHOLDING OF MATERIALS
                            -------------------------

         The Fund sent only one copy of this Informational Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling (800) 541-0171, or write to Phoenix Variable Products Mail Operations, P. O. Box 8027, Boston, Massachusetts 02266-8027. If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

         As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act. The Fund relied upon an Order from the SEC to terminate the Old Subadvisory Agreement between PIC and EAM, and approve the New Subadvisory Agreement between PIC and HIM for Capital Growth Series without a shareholder meeting. The Capital Growth Series does not anticipate holding a meeting of shareholders in 2006. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

         Kathleen A. McGah
         Phoenix Life Insurance Company
         One American Row
         P.O. Box 5056
         Hartford, CT 06102-5056

         Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                             By Order of the Board of Trustees,



                                             /s/ Kathleen A. McGah
                                             Kathleen A. McGah
                                             Vice President, Chief Legal Officer
                                             Counsel and Secretary

Hartford, Connecticut
September __, 2006

                                                                       Exhibit A

                          THE PHOENIX EDGE SERIES FUND

                              SUBADVISORY AGREEMENT

                                                                   June 23, 2006

Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, IL 60690

RE:      SUBADVISORY AGREEMENT

Ladies and Gentlemen:

The Phoenix Edge Series Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (collectively, sometimes hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series subadvisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Harris Investment Management, Inc. (the "Subadviser") as a discretionary series subadviser to invest and reinvest the assets of each of the Series set forth on Schedule F attached hereto (the "Designated Series") on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive by reason of this Agreement (and without prejudice to any applicable restrictions set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand); the Subadviser may (subject to the terms of any such other written agreements) render services to others and engage in other activities that do not conflict in any material manner with the Subadviser's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series subadviser of each of the Designated Series and agrees to use its best professional judgment to make investment decisions for each such Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3. Services of Subadviser. In providing management services to each of the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to such Designated Series and as set forth in the Trust's then current prospectus ("Prospectus") and statement of additional information ("Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Trust's prior written approval, effect any transactions that would cause any Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies applicable to such Designated Series.

4. Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5. Allocation of Portfolio Transactions. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets in which the transactions will be executed.

         A. In placing orders for the sale and purchase of the Designated Series' securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

         B. The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages in accordance with the policies with respect to the execution of portfolio transactions as set forth in the Fund's then current Prospectus and Statement of Additional Information, as amended from time to time, and under the Act. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

         C. The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser unless such execution is in compliance with the procedures and standards adopted by the Board of Trustees, as set forth in the Fund's then current Prospectus and Statement of Additional Information, as amended from time to time, and under the Act. The Trust shall provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Trust or the Adviser and will notify the Subadviser as promptly as practicable when such list changes.

         D. The Subadviser shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Designated Series as set forth in the Prospectus subject to the oversight of the Adviser and/or the Trustees.

6.      Proxies.
        -------

         A. The Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser or an agent designated by the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act.

         B. The Subadviser is authorized to deal with reorganizations and exchange offers with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadviser's responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Phoenix Investment Partners, Ltd. regarding transactions for the Trust in securities or other assets. The Trust shall provide the Subadviser with a list of investment companies sponsored by Phoenix Investment Partners, Ltd. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.       Information and Reports.
         -----------------------

         A. The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each regular meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser's management of the Designated Series managed by the Subadviser during the most recently completed quarter which reports: (i) shall include, to the extent possible, Subadviser's representation that its performance of its investment management duties hereunder is in compliance with the Trust's investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification requirements of Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

         B. Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser's or the Subadviser's respective knowledge, of each affiliated person, as defined under Section 2(a)(3) of the Act, and any affiliated person of such an affiliated person, of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

         C. The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Trust with the SEC.

9. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the investment advisory agreement between the Trust and the Adviser (the "Advisory Agreement"), the Adviser is solely responsible for the payment of fees to the Subadviser.

10. Limitation of Liability. The Subadviser shall not by reason of this Agreement (and without prejudice to any liabilities the Subadviser may have pursuant to any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand) be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions or laws or regulations applicable to any of the Designated Series as defined in the Prospectus and Statement of Additional Information or under the Act or other applicable laws or regulations, as applicable, and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11. Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law (but without prejudice to any applicable restrictions set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand), including any demand of any regulatory or taxing authority having jurisdiction, the Subadviser shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Designated Series shall be deemed proprietary information of the Designated Series of the Trust, and that the Subadviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new subadvisory agreement. The Subadviser will be liable to the Fund and the Adviser for all administrative costs resulting from a change of control of the Subadviser, including without limitation all costs associated with any proxy solicitations, Board meetings and revisions to the Prospectus or marketing materials. The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadviser and its successors.

13. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees (without prejudice to any applicable requirements set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand) that:

         A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act").

         B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

         C. It shall maintain a written code of ethics (the "Code of Ethics") complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined under Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant federal securities laws, and if such a violation has occurred that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser's Code of Ethics to the Trust and the Adviser. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

         D. It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect to the Trust could affect the Trust, by the Trust, of federal securities laws, as defined in Rule 38a-1 under the Act, and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust. The Subadviser agrees to cooperate with periodic reviews by the Trust's compliance personnel of the Subadviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust from time to time such additional information and certifications in respect of the Subadviser's policies and procedures, compliance by the Subadviser with federal securities laws and related matters and the Trust's compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

         E. Reference is hereby made to the Declaration of Trust dated February 18, 1986, as subsequently amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name "The Phoenix Edge Series Fund" refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

         F. It will use all necessary efforts to manage the Designated Series so that it will satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

14. Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Designated Series as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until November 30, 2007. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

16. Termination. This Agreement may be terminated as to the entire Trust or any individual Designated Series by any of the Adviser, the Subadviser or the Trust without penalty hereunder, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon sixty (60) days' written notice to the other parties, but any such termination shall not affect the obligations or liabilities of any party hereto to the other parties with respect to events occurring prior to such termination. In the event that this Agreement is terminated pursuant to the immediately preceding sentence with respect to some but not all of the Designated Series, this Agreement shall remain in full force and effect in accordance with its terms with respect to each of the remaining Designated Series with respect to which it has not been terminated.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

19. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

         (a)      To Phoenix or the Trust at:
                  Phoenix Investment Counsel, Inc.
                  56 Prospect Street
                  Hartford, CT 06115
                  Attn: John H. Beers, Vice President and Clerk
                  Telephone: (860) 403-5050
                  Facsimile: (860) 403-7251
                  Email: john.beers@phoenixwm.com

         (b)      To Harris Investment Management, Inc. at:
                  Harris Investment Management, Inc.
                  190 South LaSalle Street
                  Chicago, IL 60690
                  Attn: William O. Leszinske
                  Telephone: (312) 461-7720
                  Facsimile: (312) 461-7096
                  Email: william.leszinske@harrisbank.com

                  Attn: Martin J. McHale
                  Telephone: (312) 461-6639
                  Facsimile: (312) 461-7096
                  Email: martin.mchale@harrisbank.com

20. Certifications. The Subadviser hereby warrants and represents that it will provide, to the extent compliant with all applicable laws, the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Trust necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser's duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

21.      Indemnification.
         ---------------

                  (a) The Adviser agrees to indemnify and hold harmless the Subadviser, its officers and directors, and any person who "controls" the Subadviser, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees and costs) suffered by Subadviser arising from, or connected with, (i) the Adviser's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Adviser or any of its officers, directors or employees in or relating to the performance of the Adviser's duties and obligations under this Agreement, (iii) the operation of the Designated Series or the Fund, or the distribution of shares of the Designated Series or the Fund, (iv) the performance, non-performance or omission of any third-party service provider to the Designated Series or (v) any untrue statement or alleged untrue statement of a material fact contained in the

         Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadviser or any affiliated person of the Subadviser, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Fund's registration statement. The Adviser acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Designated Series or that the Designated Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

         In no case shall the Adviser's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (b) The Subadviser agrees to indemnify and hold harmless the Adviser, its officers and directors, and any person who "controls" the Adviser, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees and costs) suffered by Adviser arising from or connected with (i) the Subadviser's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadviser or any of its officers, directors or employees in the performance of the Subadviser's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser or any affiliated person of the Subadviser to the Adviser, the Fund or any affiliated person of the Adviser or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Fund's registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Securities Exchange Act of 1934, the 1940 Act and the Advisers Act.

         In no case shall the Subadviser's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

22. Receipt of Disclosure Document. The Trust acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser's Form ADV containing certain information concerning the Subadviser and the nature of its business.

23. Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

                                           THE PHOENIX EDGE SERIES FUND


                                           By:    /s/ Gina Collopy O'Connell
                                                  ------------------------------
                                              Name:     Gina Collopy O'Connell
                                              Title:    Senior Vice President


                                           PHOENIX INVESTMENT COUNSEL, INC.


                                           By:    /s/ John H. Beers
                                                  ------------------------------
                                              Name:     John H. Beers
                                              Title:    Vice President and Clerk


ACCEPTED:

HARRIS INVESTMENT MANAGEMENT, INC.



By:      /s/ Randall J. Johnson
         -----------------------------------
     Name:      Randall J. Johnson
     Title:     Senior Partner and Chief Financial Officer

SCHEDULES:      A.   Operational Procedures
                B.   Record Keeping Requirements
                C.   Fee Schedule
                D.   Subadviser Functions
                E.   Form of Sub-Certification
                F.   Designated Series

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to State Street and Bank Trust Company (the "Custodian") and PFPC, Inc., (the "Sub-Accounting Agent") for the Trust.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade each day the Trust is open for business. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser's failure to comply.) It is permissible to send the necessary information via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

         1.  Purchase or sale;
         2.  Security name;
         3.  CUSIP number, ISIN or Sedols (as applicable);
         4. Number of shares and sales price per share or aggregate principal amount;
         5.  Executing broker;
         6.  Settlement agent;
         7.  Trade date;
         8.  Settlement date;
         9.  Aggregate commission or if a net trade;
         10. Interest purchased or sold from interest bearing security;
         11. Other fees;
         12. Net proceeds of the transaction;
         13. Exchange where trade was executed; and
         14. Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A. The name of the broker;
         B. The terms and conditions of the order and of any modifications or cancellations thereof;
         C. The time of entry or cancellation;
         D. The price at which executed;
         E. The time of receipt of a report of execution; and
         F. The name of the person who placed the order on behalf of the Trust.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A. Shall include the consideration given to:
            (i)   The sale of shares of the Trust by brokers or dealers.
            (ii) The supplying of services or benefits by brokers or dealers to:
                  (a) The Trust,
                  (b) The Adviser,
                  (c) The Subadviser, and
                  (d) Any person other than the foregoing.
            (iii) Any other consideration other than the technical
                  qualifications of the brokers and dealers as such.
         B. Shall show the nature of the services or benefits made available.
         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment Advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.

5. Records as necessary under Board-approved The Phoenix Edge Series Fund's valuation policies and procedures.



-------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         (a) For services provided hereunder, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee with respect to each Designated Series, payable in arrears, at the annual rate stated in paragraph
(b) below. The fees payable in respect of a Designated Series shall be prorated for any month during which this Agreement is in effect for only a portion of the month with respect to such Designated Series. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Designated Series shall be valued as set forth in the then-current registration statement of the Trust.

         (b) The fee to be paid by the Adviser to the Subadviser with respect to each Designated Series shall be at the annual sub-advisory fee rate set forth opposite such Designated Series' name below; provided, however, that, in the event there is any reduction after the date of the Transaction Agreement in the annual advisory fee rate payable by a Designated Series to the Adviser pursuant to the Advisory Agreement, the annual sub-advisory fee rate payable by the Adviser to the Subadviser with respect to such Designated Series automatically shall be reduced by 50% of the amount of such reduction in such annual advisory fee rate (measured in basis points); and provided, further, that, in the event the net advisory fee retained by the Adviser with respect to a Designated Series (for the avoidance of doubt, after taking into account any applicable waivers, reimbursements or other similar offsets or arrangements applicable to such Designated Series that are required to be paid by the Adviser or its affiliates) is less than the annual contractual advisory fee payable by a Designated Series to the Adviser pursuant to the Advisory Agreement, the fee to be paid by the Adviser to the Subadviser with respect to such Designated Series automatically shall be reduced by 50% of the amount of such difference between such contractual advisory fee rate and such net advisory fee actually retained by the Adviser with respect to such Designated Series (and the Subadviser agrees promptly upon request to reimburse to the Adviser any over-payments previously made pursuant to this Agreement to the extent that such amounts ultimately are reasonably determined by the Adviser to be in excess of the amounts required to be paid pursuant hereto after taking into account any annual or other periodic reimbursements or similar payments required to be made by the Adviser or its affiliates to the Trust or a Designated Series in connection with any such waivers, reimbursements or other similar offsets or arrangements):

NAME OF DESIGNATED SERIES                           ANNUAL SUB-ADVISORY FEE RATE

Phoenix Capital Growth Fund                         0.30

                                   SCHEDULE D
                                   ----------

                              SUBADVISER FUNCTIONS

         With respect to managing the investment and reinvestment of the Designated Series' assets, the Subadviser shall provide, at its own expense:

         (a) An investment program for each Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

         (b) Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, including but not limited to reports with respect to: i) compliance with the Subadviser's Code of Ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of each Designated Series' assets in accordance with the then governing laws and prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series' limitation on acquisition of illiquid securities; v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with Section 28(e) of the Securities Exchange Act of 1934; vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and viii) the implementation of the Designated Series' investment program, including, without limitation, analysis of Designated Series performance;

         (c) Annual or other periodic reports, in form and substance acceptable to the Adviser, including but not limited reports with respect to: (i) analyses of Designated Series performance; (ii) disclosure related to the portfolio management of the Designated Series and the Subadviser as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time;
                  (iii) compliance with the Subadviser's Code of Ethics pursuant to Rule 17j-1; and (iv) such compliance certifications as may be reasonably requested;

         (d) Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

         (e) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees;

         (f) Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
                  Section 9(a) of the 1940 Act or otherwise;

         (g) Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings; and

         (h) Supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that it may reasonably request in connection with the Fund.

                                   SCHEDULE E
                                   ----------

                            FORM OF SUB-CERTIFICATION

To:

Re:      Form N-CSR and Form N-Q Certification for the [Name of Designated
         Series].

From:    [Name of Subadviser]

         Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR and Form N-Q.

         [Name of Designated Series]

         In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR or N-Q, as applicable, for the [Trust].

                     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

         a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

         b. Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

         c. In addition, to the best of my knowledge there has been no fraud, whether or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as subadviser to the Trust.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Trust, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is resented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Trust's Chief Accounting Officer:

         a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser's internal controls and procedures which could adversely affect the Adviser's ability to record, process, summarize and report financial data with respect to the Trust in a timely fashion;

         b. Any fraud, whether or not material, that involves the Subadviser's management or other procedures for financial reporting as they relate to our duties as Subadviser to the Trust.

I certify that to the best of my knowledge:

         a. The Subadviser's Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the "Code"). The term Portfolio Manager is as defined in the Code.

         b. The Subadviser has complied with the Prospectus and Statement of Additional Information of the Trust and the Policies and Procedures of the Trust as adopted by the Trust's Board of Trustees to the extent they relate to our duties as Subadviser to the Trust.

         c. I have no knowledge of any compliance violations except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadviser's compliance administrator.

         d. The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Trust as outlined above.

This certification relates solely to the Trust named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Trust. The Subadviser's records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Trust's official accounting system. The Subadviser is not responsible for the preparation of the Reports.



-------------------------------     --------------------------
[Name of Authorized Signature]              Date

                                   SCHEDULE F
                                   ----------

                                DESIGNATED SERIES

Phoenix Capital Growth Fund